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                                                                  EXHIBIT 10.13


                                                                 EXECUTION COPY

                           FIRST AMENDMENT AND CONSENT



        FIRST AMENDMENT AND CONSENT (this "Amendment") dated as of January 30, 1998 to the Assumption Agreement and Amended and Restated Credit Agreement, dated as of November 6, 1997 (the "Credit Agreement"), among TransWestern Publishing Company LLC, a Delaware limited liability company, (the "Company"), TWP Capital Corp. II, a Delaware corporation and a wholly owned Subsidiary of the Company ("TWP Capital II"; the Company and TWP Capital II, collectively, the "Borrowers"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), Canadian Imperial Bank of Commerce, New York Agency, as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent") and First Union National Bank, a national banking association, as documentation agent for the Lenders thereunder (in such capacity, the "Documentation Agent" and together with the Administrative Agent, the "Agents").


                              W I T N E S S E T H :


        WHEREAS, the Company has requested and the Administrative Agent and the Required Lenders have agreed to amend certain provisions of the Credit Agreement in the manner provided below;

        NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:


        SECTION 1. Defined Terms. As used in this Amendment, unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined. Unless otherwise indicated, all Section and subsection references are to the Credit Agreement.


        SECTION 2. Amendment. (a) Subsection 7.10(f) of the Credit Agreement is hereby amended by deleting in its entirety clause (III) of the proviso to said subsection and replacing it with the following:

                "(III) except for the acquisition by the Company from Mast Advertising and Publishing, Inc. of directories servicing certain areas of Michigan, Ohio and Tennessee currently contemplated to occur in February 1998, the Total Amount Expended in connection with which does not exceed $8,200,000, neither the Company nor any Subsidiary will be permitted to make any acquisition of another business (whether through purchases of stock or assets or otherwise), at any time during the Bridge Period unless the consideration for such acquisition consists solely of Equity Consideration;"


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                                                                              2



        (b) Subsection 10.6(c) of the Credit Agreement is hereby amended by inserting the words "and/or Term Loan" immediately following with words "(x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with a Revolving Credit Commitment" in the second sentence of said subsection.

        SECTION 3. Consent. The Required Lenders hereby consent and agree that the Company may issue to Mast Advertising and Publishing, Inc. as part of the consideration for the acquisition described in clause (III) of the proviso to subsection 7.10(f) of the Credit Agreement, as amended herein, an unsecured promissory note in the principal amount of $300,000 payable in one installment on the first anniversary of the date of issuance thereof, bearing interest at the rate of 8.5% per annum and containing adjustment provisions that will reduce the principal amount thereof by certain amounts in the event that actual bad debt experience of the Ohio and Michigan directories acquired in such acquisition exceeds a designated level. The parties hereto consent and agree that such promissory note shall constitute "Acquisition Debt" as defined in the Credit Agreement.

        SECTION 4. Representations and Warranties. After giving effect to this Amendment, the Borrowers hereby confirm, reaffirm and restate the representations and warranties set forth in Section 3 of the Credit Agreement as if made on and as of the date hereof.

        SECTION 5. Conditions to Effectiveness. This Amendment shall become effective upon receipt by the Administrative Agent of counterparts of this Amendment, duly executed and delivered by the Borrowers, Holdings and the Required Lenders.

        SECTION 6. Miscellaneous. Except as expressly amended herein, the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. This Amendment may be executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The Company agrees to pay or reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of this Amendment including, without limitation, the fees and disbursements of counsel to the Administrative Agent. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in New York, New York by their properly and duly authorized officers as of the day and year first above written.



                                       TRANSWESTERN PUBLISHING COMPANY LLC

                                       By:
                                          -------------------------------------
                                          Title:


                                       TWP CAPITAL CORP. II


                                       By:
                                          -------------------------------------
                                          Title:


                                       TRANSWESTERN HOLDINGS L.P.


                                       By:
                                          -------------------------------------
                                          Title:


                                       CANADIAN IMPERIAL BANK OF COMMERCE,
                                       NEW YORK AGENCY,
                                       as Administrative Agent


                                       By:
                                          -------------------------------------
                                          Title:


                                       CIBC INC., as a Lender


                                       By:
                                          -------------------------------------
                                          Title:



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                                                                              4



                                       FIRST UNION NATIONAL BANK,
                                       as Documentation Agent and as a Lender


                                       By:
                                          -------------------------------------
                                          Title:


                                       ARES LEVERAGED INVESTMENT FUND L.P.


                                       By:
                                          -------------------------------------
                                          Title:


                                       BANK OF HAWAII


                                       By:
                                          -------------------------------------
                                          Title:


                                       BANKBOSTON, N.A.


                                       By:
                                          -------------------------------------
                                          Title:


                                       BANKERS TRUST COMPANY


                                       By:
                                          -------------------------------------
                                          Title:


                                       FLEET NATIONAL BANK


                                       By:
                                          -------------------------------------
                                          Title:



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                                       ARCHIMEDES FUNDING, L.L.C.


                                       By:
                                          -------------------------------------
                                          Title:



                                       PROTECTIVE ASSET MANAGEMENT COMPANY


                                       By:
                                          -------------------------------------
                                          Title:


                                       KZH-CRESCENT CORPORATION


                                       By:
                                          -------------------------------------
                                          Title:


                                       CRESCENT/MACH I PARTNERS, L.P.


                                       By:
                                          -------------------------------------
                                          Title:


                                       VAN KAMPEN AMERICAN CAPITAL
                                       PRIME RATE INCOME TRUST


                                       By:
                                          -------------------------------------
                                          Title: